LEGG MASON
             TAX-FREE INCOME FUNDS:
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              LEGG MASON MARYLAND TAX-FREE INCOME TRUST
              LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
              LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST






                                PRIMARY SHARES PROSPECTUS July 31, 1999
                                (revised August 2, 1999)








                                     [LOGO]
                                      LEGG
                                      MASON
                                      FUNDS
                                HOW TO INVEST(SM)




             As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

             Not every fund listed in this Prospectus is available for purchase in every state. Please consult your Legg Mason financial advisor concerning the availability of a particular fund.


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          TABLE OF CONTENTS


          About the funds:
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                  1      Investment objectives
                  5      Principal risks
                  7      Performance
                 10      Fees and expenses of the funds
                 12      Management


          About your investment:
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                  14     How to invest
                  16     How to sell your shares
                  17     Account policies
                  18     Services for investors
                  19     Dividends and taxes
                  20     Financial highlights


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LEGG MASON TAX-FREE INCOME FUNDS
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          INVESTMENT OBJECTIVES
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          LEGG MASON MARYLAND TAX-FREE INCOME TRUST



          Investment objective: a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital

          Principal investment strategies:


          The fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's Investors Service, Inc., Standard & Poor's or Fitch Investors Service, Inc. or, if unrated by Moody's, S&P or Fitch, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

          Under normal circumstances, the fund will maintain at least 80% of its total assets in Maryland municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.

          The fund may invest in securities of any maturity. When selecting securities for the fund, the adviser maintains the fund's dollar-weighted average maturity between 12 and 24 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy, and international events. Factors directly impacting the municipal market, such as supply, demand, and legislative developments, are also incorporated in the adviser's outlook.

          The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.


                                              Legg Mason Tax-Free Income Funds 1


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          Securities may be sold because their credit fundamentals have changed, or in order to buy a security which the adviser believes will produce greater risk-adjusted returns.

          For temporary defensive purposes, when in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Maryland state and local income taxes. The fund may not achieve its investment objective when so invested.

                       --------------------------------

          LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST


          Investment objective: a high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital

          Principal investment strategies:


          The fund invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax and Pennsylvania personal income tax. Securities considered for investment must be rated investment grade. Investment grade securities are those within the four highest grades by Moody's, S&P or Fitch, or, if unrated by Moody's, S&P or Fitch, deemed by the adviser to be of comparable quality. Pennsylvania Tax-Free's shares are exempt from Pennsylvania county personal property tax to the extent that it invests in Pennsylvania municipal obligations. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

          Under normal circumstances, the fund will maintain at least 80% of its total assets in Pennsylvania municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.

          The fund may invest in securities of any maturity. When selecting securities for the fund, the adviser maintains the fund's dollar-weighted average maturity between 12 and 24 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy, and international


2 Legg Mason Tax-Free Income Funds

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          events. Factors directly impacting the municipal market, such as supply, demand, and legislative developments, are also incorporated in the adviser's outlook.

          The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

          Securities may be sold because their credit fundamentals have changed, or in order to buy a security which the adviser believes will produce greater risk-adjusted returns.

          For temporary defensive purposes, when in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Pennsylvania personal income tax. The fund may not achieve its investment objective when so invested.

                       --------------------------------

          LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST


          Investment objective: a high level of current income exempt from federal income tax, consistent with prudent investment risk

          Principal investment strategies:


          The fund invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax. Securities considered for investment must be rated investment grade. Investment grade securities are those within the four highest grades by Moody's, S&P or Fitch, or, if unrated by Moody's, S&P or Fitch, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

          Under normal circumstances the fund will maintain at least 80% of its total assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.


                                              Legg Mason Tax-Free Income Funds 3

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          The fund may invest in securities of any maturity. When selecting securities for the fund, the adviser maintains the fund's dollar-weighted average maturity between 2 and 10 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy, and international events. Factors directly impacting the municipal market, such as supply, demand, and legislative developments, are also incorporated in the adviser's outlook.

          The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

          Securities may be sold because their credit fundamentals have changed, or in order to buy a security which the adviser believes will produce greater risk-adjusted returns.

          For temporary defensive purposes, when in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item. The fund may not achieve its investment objective when so invested.


4 Legg Mason Tax-Free Income Funds

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[GRAPHIC]

          PRINCIPAL RISKS
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          The following are the principal risks of investing in each of the funds.

          In general -

          Investors can lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          Interest rate risk -

          The market prices of the funds' municipal debt investments generally decline when market interest rates increase, and increase when market interest rates decline. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

          Risk of changes in economic conditions or governmental policies -

          Changes in economic conditions in, or governmental policies of, the State of Maryland or the Commonwealth of Pennsylvania could have a significant impact on the performance of Maryland Tax-Free and Pennsylvania Tax-Free, respectively.

          Sector focus and issuer non-diversification -

          A fund focusing a significant portion of its investments in a single sector of the municipal securities market will be more susceptible to factors adversely affecting that sector than would a fund not following this practice.

          Each fund is a non-diversified fund. The percentage of each fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. When a fund's assets are invested in the securities of a limited number of issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.

          The funds may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.


                                              Legg Mason Tax-Free Income Funds 5

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          Credit risk -

          There is a risk that a fixed-income security could be downgraded or could default in payment of principal or interest. Credit ratings are the opinions of the private companies that rate companies or their securities; they are not guarantees.

          Each fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them.

          Call risk -

          Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

          Other risks -

          Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Each of these factors may affect the ability of an issuer of municipal securities to meet its obligations. Efforts by the federal government to restructure the federal income tax system could adversely affect the value of municipal securities.

          Year 2000 -

          Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, the adviser, administrator, distributor and other outside service providers and could impact municipalities or companies in which the funds invest.

          While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates and the other service providers to the funds have reported that they are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

          Whether these steps will be effective can only be known for certain in the year 2000.


6 Legg Mason Tax-Free Income Funds


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          PERFORMANCE
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          The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of all dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

          Maryland Tax-Free Income Trust -- Primary Shares


         Year by year total return as of December 31 of each year (%)

[GRAPHIC TABLE APPEARS HERE]

          1992     1993     1994   1995      1996      1997      1998
          ----     ----     ----   ----      ----      ----      ----

          8.32     12.16   (3.12)  14.81     3.58      7.69      5.59


          The fund's year-to-date total return as of June 30, 1999 was -1.32%.

           During the seven calendar years ended December 31, 1998:


                                     Quarter Ended       Total Return
           --------------------- ------------------- -----------------
             Best quarter:          March 31, 1995          + 5.73%
             Worst quarter   :      March 31, 1994          - 3.92%


          In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman Brothers Municipal Bond Index.


                                          1 Year     5 Years    Life of Class
-------------------------------------- ----------- ----------- ---------------
  Maryland Tax-Free Income Fund          + 5.59%     + 5.55%    + 7.28%(a)
  Lehman Brothers Municipal Bond
  Index                                  + 6.48%     + 6.22%    + 7.87%(b)


          (a) May 1, 1991 (commencement of operations) to December 31, 1998.
          (b) May 31, 1991 to December 31, 1998.

                                              Legg Mason Tax-Free Income Funds 7


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          Pennsylvania Tax-Free Income Trust -- Primary Shares


          Year by year total return as of December 31 of each year (%)

[GRAPHIC TABLE APPEARS HERE]

          1992     1993     1994   1995      1996      1997      1998
          ----     ----     ----   ----      ----      ----      ----

          9.46     12.77   (3.82)  15.25     3.29      8.09      5.76


          The fund's year-to-date total return as of June 30, 1999 was -0.88%.

           During the seven calendar years ended December 31, 1998:


                                    Quarter Ended       Total Return
          --------------------- ------------------- -----------------
            Best quarter:          March 31, 1993          + 8.71%
            Worst quarter   :      March 31, 1994          - 4.51%


          In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman Brothers Municipal Bond Index.


                                             1 Year     5 Years    Life of Class
------------------------------------------ ----------- ----------- -------------
  Pennsylvania Tax-Free Income Fund          + 5.76%     + 5.53%    + 7.41% (a)
  Lehman Brothers Municipal Bond
  Index                                      + 6.48%     + 6.22%    + 7.86% (b)


          (a) August 1, 1991 (commencement of operations) to December 31, 1998.
          (b) August 31, 1991 to December 31, 1998.


8 Legg Mason Tax-Free Income Funds

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          Tax-Free Intermediate-Term Income Trust -- Primary Shares


          Year by year total return as of December 31 of each year (%)

[GRAPHIC TABLE APPEARS HERE]

          1993     1994   1995      1996      1997      1998
          ----     ----   ----      ----      ----      ----

          9.95    (1.96)  11.95     3.49      6.09      5.26


          The fund's year-to-date total return as of June 30, 1999 was -1.17%.

            During the six calendar years ended December 31, 1998:

                                    Quarter Ended       Total Return
          --------------------- ------------------- --------------------
            Best quarter:          March 31, 1995         +4.70%
            Worst quarter   :      March 31, 1994         -2.83%


          In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman Brothers Seven-Year Municipal Bond Index.


                                      1 Year        5 Years      Life of Class
----------------------------------- -----------   -----------   ---------------
  Tax-Free Intermediate Term          +5.26%        +4.87%        +5.83%(a)
  Lehman Brothers Seven-Year
  Municipal Bond Index                +6.22%        +5.79%        +6.76%(b)

          (a) November 9, 1992 (commencement of operations) to December 31,
          1998.
          (b) November 30, 1992 to December 31, 1998.

                                              Legg Mason Tax-Free Income Funds 9

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          FEES AND EXPENSES OF THE FUNDS
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          The tables below describe the fees and expenses you will incur as an investor in a fund. Each fund pays operating expenses directly out of its assets. Other expenses include transfer agency, custody, professional and registration fees.

          The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended March 31, 1999. The fees and expenses are calculated as a percentage of average net assets.


                            Annual Fund Operating Expenses
                     (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
                                     Maryland      Pennsylvania       Tax-Free
  Primary Shares of:                Tax-Free         Tax-Free       Intermediate
---------------------------------- -----------    --------------   -------------
  Management fees (a)                 0.55%          0.55%             0.55%
  Distribution and Service
  (12b-1) fees                        0.25%          0.25%             0.25%
  Other Expenses                      0.14%          0.20%             0.23%
---------------------------------- -------        -------           -------
  Total Annual Fund
  Operating Expenses (a)              0.94%          1.00%             1.03%


          (a) Pursuant to a voluntary expense limitation, the adviser and Legg Mason have agreed to waive management fees such that total operating expenses relating to Primary Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed annual rates of 0.70% of average daily net assets of each fund until July 31, 2000 or until Maryland Tax-Free's net assets reach $200 million, whichever occurs first; or until Pennsylvania Tax-Free's net assets reach $125 million, whichever occurs first; or until Tax-Free Intermediate's net assets reach $100 million, whichever occurs first. With these waivers, the management fee and total operating expenses relating to Primary Shares are as follows: for Maryland Tax-Free, 0.31% and 0.70% of average net assets; for Pennsylvania Tax-Free, 0.25% and 0.70% of average net assets; and for Tax Free Intermediate, 0.22% and 0.70% of average net assets.


10 Legg Mason Tax-Free Income Funds


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          Example:


          This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year,
          (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.


                               1 Year     3 Years     5 Years    10 Years
---------------------------- ---------- ----------- ----------- ----------
  Maryland Tax-Free          $   96     $  300      $  520      $  1,155
  Pennsylvania Tax-Free      $  102     $  318      $  552      $  1,225
  Tax-Free Intermediate      $  105     $  328      $  569      $  1,259


                                             Legg Mason Tax-Free Income Funds 11

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          MANAGEMENT
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          Adviser and Administrator:



          Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' adviser. The adviser is responsible for investment management of the funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Each fund has contracted to pay the adviser an advisory fee equal to an annual rate of 0.55% of the fund's average daily net assets. Because of fee waivers, the funds paid advisory fees for the fiscal year ended March 31, 1999 as follows:


                      Maryland Tax-Free                0.31%
                      Pennsylvania Tax-Free            0.25%
                      Tax-Free Intermediate            0.22%


          The adviser acts as adviser to private accounts and investment company portfolios with aggregate assets as of June 30, 1999 of over $4 billion.

          Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, administers the affairs of the funds and provides the funds with office facilities and personnel reasonably necessary for the operation of the funds. The adviser, not the fund, pays the administrator a fee equal to an annual rate of 0.05% of each fund's average daily net assets.

          The administrator acts as investment adviser or manager to private accounts and twenty investment company portfolios with aggregate assets as of June 30,1999 of over $19 billion.

          Portfolio management:

          An investment committee is responsible for the day-to-day management of each fund.

          Distributor of the funds' shares:

          Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares. Each fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under each plan, the funds may pay the distributor an annual fee equal to an annual rate of 0.25% of that fund's average daily net assets attributable to Primary Shares.

          Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


12 Legg Mason Tax-Free Income Funds

          ---------------------------------------------------------------------

          The distributor may enter into agreements with other brokers to sell Primary Shares of each fund. The distributor pays these brokers up to 90% of the service fee that it receives from a fund.

          The adviser, administrator and distributor are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.


                                             Legg Mason Tax-Free Income Funds 13

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[GRAPHIC]

          HOW TO INVEST
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          To open a regular account or a retirement account with one or more of the funds, contact a Legg Mason financial advisor or other entity that has entered into an agreement with the funds' distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial advisor will explain the shareholder services available from our funds and answer any questions you may have. The minimum initial investment for regular accounts and retirement accounts is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

          Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial advisor or other entity offering the funds to discuss which one might be appropriate for you.


          Once your account is open, you may use the following methods to add to your account:

  In Person       Give your financial advisor a check for $100 or more payable to the fund

  Mail Mail your check, payable to the fund, for $100 or more to your financial advisor

  Telephone       Call your financial advisor to transfer available cash
  or Wire         your balances in brokerage account or to transfer money from your bank directly to Legg Mason. Wire transfers may be subject to a service charge by your bank.

  Future First    Contact your Legg Mason financial advisor to enroll in Legg
  Systematic      Mason's Future First Systematic Investment Plan. Under this
  Investment      plan, you may arrange for automatic monthly investments in the
  Plan            fund of $50 or more. The fund's transfer agent will transfer funds monthly from your Legg Mason account or from your checking account to purchase shares of the fund.

  Automatic       Arrangements may be made with some employers and financial
  Investments     institutions for regular automatic monthly investments of $50 or more in shares of the fund. You may also reinvest dividends from certain unit investment trusts in shares of the fund.


          Call your financial advisor or another entity offering the funds for sale with any questions regarding the investment options above.

          Certain investment methods may be subject to lower minimum initial and additional investments.


14 Legg Mason Tax-Free Income Funds

--------------------------------------------------------------------------------
          Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

          Purchase orders received by your financial advisor or the entity offering the funds before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

          You will begin to earn dividends on shares of the funds as of the settlement date, which is normally the third business day after your order is placed with a financial advisor.


                                             Legg Mason Tax-Free Income Funds 15

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          HOW TO SELL YOUR SHARES
    --------------------------------------------------------------------------

          Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.


  Any of the following methods may be used to sell your shares:

  Telephone   Call your Legg Mason financial advisor or entity offering the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares
              (or dollar amount) to be redeemed and your shareholder account number.
              Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial advisor has your bank account information on file.
              The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, if the funds follow reasonable procedures to ensure the validity of telephone redemption requests, you may be held responsible for any fraudulent telephone order.

  Mail        Send a letter to the fund requesting redemption of your shares.
              The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.


          Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial advisor or another entity.

          Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

          Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

          Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.


16 Legg Mason Tax-Free Income Funds

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[GRAPHIC]

          ACCOUNT POLICIES
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          Calculation of Net Asset Value:

          Net asset value per Primary Share is determined daily as of the close of regular trading on the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Primary Share price, the fund's assets attributable to Primary Shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Primary Shares outstanding.

          Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where such market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service. Securities with remaining maturities of 60 days or less are valued at amortized cost.

          Other:
          Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

          If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

          Each fund reserves the right to:

                 - reject any order for shares or suspend the offering of
                   shares for a period of time
                 - change its minimum investment amounts
                 - delay sending out redemption proceeds for up to seven days.
                   This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.


                                             Legg Mason Tax-Free Income Funds 17

[GRAPHIC]

          SERVICES FOR INVESTORS
    --------------------------------------------------------------------------

          For further information regarding any of the services below, please contact your financial advisor or other entity offering the funds for sale.

          Confirmations and Account statements:
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account, in which case a statement will be sent to you quarterly. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

          Systematic Withdrawal Plan:
          If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. If you are making withdrawals from a fund pursuant to the systematic withdrawal plan, then you should not purchase shares of that fund.

          Exchange Privilege:
          Primary fund shares may be exchanged for Primary Shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

          There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

          Each fund reserves the right to:
                 - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year
                 - terminate or modify the exchange privilege after 60 days'
                   written notice to shareholders


18 Legg Mason Tax-Free Income Funds

[GRAPHIC]

          DIVIDENDS AND TAXES
    --------------------------------------------------------------------------

          Dividends from net investment income of each fund are declared daily and paid monthly.

          Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

          Your dividends and other distributions will be automatically reinvested in additional Primary Shares of the fund. If you wish to receive dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is paid.

          If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Under normal circumstances, substantially all dividends paid by the funds will be exempt from federal income tax. From a technical standpoint, each fund may pay such dividends to its shareholders if at least 50% of its total assets at the close of each quarter of its taxable year consists of certain obligations the interest on which is exempt from federal income tax. (These dividends, though tax-exempt, nevertheless must be reported on the recipient's federal income tax return.)

          Generally, distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain U.S. government obligations also are exempt from those taxes. Similarly, individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will generally not be subject to that tax on distributions by the fund that are attributable to interest on Pennsylvania municipal obligations.

          Fund dividends and other distributions will be taxable to investors (other than retirement plans and other tax exempt investors) whether received in cash or reinvested in additional Primary Shares of the fund. Dividends of any taxable net investment income and net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

          The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

          A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

          Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.


                                             Legg Mason Tax-Free Income Funds 19

[GRAPHIC]

          FINANCIAL HIGHLIGHTS
    --------------------------------------------------------------------------

  The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.



                                                       Investment Operations
                                     ---------------------------------------------------------
                                                           Net Realized &
 For the           Net Asset                   Net         Unrealized Gain        Total From
 Years Ended         Value,                Investment         (Loss) On           Investment
 March 31,     Beginning of Year             Income          Investments          Operations
 ---------     -----------------             ------          -----------          ----------

 Maryland Tax-Free -- Primary Class

 1999          $   16.39                $      .78(c)       $     .05              $     .83
 1998              15.91                       .81(c)             .59                   1.40
 1997              16.07                       .83(c)            (.09)                   .74
 1996              15.87                       .86(c)             .25                   1.11
 1995              15.69                       .83(c)             .18                   1.01
 ----          ---------                ----------          ---------              ---------
 Pennsylvania Tax-Free -- Primary Class

 1999          $   16.48                $      .80(d)       $     .10              $     .90
 1998              15.80                       .81(d)             .71                   1.52
 1997              16.10                       .83(d)            (.11)                   .72
 1996              16.02                       .89(d)             .15                   1.04
 1995              15.80                       .85(d)             .22                   1.07
 ----          ---------                ----------          ---------              ---------
 Tax-Free Intermediate-Term -- Primary Class

 1999          $   15.61                $      .67(e)       $     .08              $     .75
 1998              15.22                       .67(e)             .39                   1.06
 1997              15.34                       .68(e)            (.12)                   .56
 1996              15.06                       .68(e)             .28                    .96
 1995              14.96                       .72(e)             .10                    .82
 ----          ---------                ----------          ---------              ---------


20 Legg Mason Tax-Free Income Funds

                                   Distributions
                ------------------------------------------
                               From Net
 For the         From Net      Realized                      Net Asset
 Years Ended    Investment      Gain on         Total         Value,
 March 31,        Income      Investments   Distributions   End of Year
 ---------        ------      -----------   -------------   -----------

 Maryland Tax-Free -- Primary Class

 1999          $    (.78)    $    (.05)   $         (.83)  $   16.39
 1998               (.81)         (.11)             (.92)      16.39
 1997               (.83)         (.07)             (.90)      15.91
 1996               (.86)         (.05)             (.91)      16.07
 1995               (.83)           --              (.83)      15.87
 ----          ---------     ---------    --------------   ---------
 Pennsylvania Tax-Free -- Primary Class

 1999          $    (.80)    $    (.05)   $         (.85)  $   16.53
 1998               (.81)         (.03)             (.84)      16.48
 1997               (.83)         (.19)            (1.02)      15.80
 1996               (.89)         (.07)             (.96)      16.10
 1995               (.85)           --              (.85)      16.02
 ----          ---------     ---------    --------------   ---------
 Tax-Free Intermediate-Term -- Primary Class

 1999          $    (.67)    $    (.01)   $         (.68)  $   15.68
 1998               (.67)           --              (.67)      15.61
 1997               (.68)           --              (.68)      15.22
 1996               (.68)           --              (.68)      15.34
 1995               (.72)           --              (.72)      15.06
 ----          ---------     ---------    --------------   ---------



                                             Legg Mason Tax-Free Income Funds 21

                                                                  Ratios/Supplemental Data
               -----------------------------------------------------------------------------------------------------------------
                                                                       Net Investment
                                Total Expenses        Net Expenses         Income
 For the                           to Average          to Average        to Average         Portfolio          Net Assets,
 Years Ended    Total Return     Net Assets (a)      Net Assets (b)      Net Assets       Turnover Rate        End of Year
 March 31,          (%)               (%)                  (%)               (%)               (%)           (thousands -- $)
--------------  ------------    ---------------      --------------    --------------     -------------      ----------------
 Maryland Tax-Free -- Primary Class

 1999             5.16              .70(c)              .70(c)             4.71(c)             12.9             166,458
 1998             8.97              .70(c)              .70(c)             4.97(c)             18.9             154,468
 1997             4.73              .67(c)              .66(c)             5.18(c)              6.0             145,974
 1996             7.11              .59(c)              .58(c)             5.29(c)             14.1             146,645
 1995             6.60               --                 .54(c)             5.32(c)              9.5             142,314
-----            -----              ------              ------             -------            ------           ---------
 Pennsylvania Tax-Free -- Primary Class

 1999             5.54              .70(d)              .70(d)             4.82(d)             10.6             75,093
 1998             9.80              .71(d)              .70(d)             5.00(d)             14.1             68,048
 1997             4.61              .67(d)              .66(d)             5.20(d)             13.6             64,875
 1996             6.52              .54(d)              .53(d)             5.42(d)             17.2             65,275
 1995             7.03               --                 .49(d)             5.42(d)              2.1             63,929
-----            -----              ------              ------             -------            ------           ---------

 Tax-Free Intermediate-Term -- Primary Class
 1999             4.82              .70(e)              .70(e)             4.24(e)             17.9             63,502
 1998             7.12              .71(e)              .70(e)             4.34(e)              9.0             59,255
 1997             3.71              .67(e)              .66(e)             4.43(e)              8.9             54,736
 1996             6.47              .57(e)              .56(e)             4.41(e)              --              60,042
 1995             5.65               --                 .34(e)             4.83(e)             24.8             48,837
-----            -----              ------              ------             -------            ------           ---------

(a) Pursuant to Securities and Exchange Commission regulations, effective December 31, 1995, this ratio reflects total expenses before compensating balance credits. Previously, credits were included in the ratio.
(b) This ratio reflects total expenses reduced by the impact of compensating balance credits and voluntary expense waivers described below.
(c) Net of fees waived by the adviser in excess of voluntary expense limitations as follows: 0.50% until June 30, 1994; 0.55% until March 31, 1995; 0.65%
    until December 31, 1996; and 0.70% through July 31, 2000. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.94%; 1998, 0.93%; 1997, 0.96%; 1996, 0.95%; and 1995, 0.94%.
(d) Net of fees waived by the adviser in excess of voluntary expense limitations as follows: 0.45% until June 30, 1994; 0.50% until July 31, 1995; 0.55%
    until March 31, 1996; 0.65% until December 31, 1996; and 0.70% through July 31, 2000. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.00%; 1998, 1.00%; 1997, 1.04%; 1996, 1.02%; and 1995,
    1.01%.
(e) Net of fees waived by the adviser in excess of voluntary expense limitations as follows: 0.30% until June 30, 1994; 0.35% until July 31, 1995; 0.65%
    until December 31, 1996; and 0.70% through July 31, 2000. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.03%; 1998, 1.06%; 1997, 1.11%, 1996, 1.10%; and 1995, 1.04%.


22 Legg Mason Tax-Free Income Funds

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


         Legg Mason Tax-Free Income Funds
         ------------------------------------------------------------------
         The following additional information about the funds is available upon request and without charge:

         Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about the funds and their policies.

         Annual and Semiannual Reports - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

            To request the SAI or any reports to shareholders, or to obtain more information:
               - call toll-free 1-800-822-5544
               - visit us on the Internet via http://www.leggmason.com
               - write to us at:  Legg Mason Wood Walker, Incorporated
                                  100 Light Street, P.O. Box 1476
                                  Baltimore, Maryland 21203-1476


         Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.







  LMF-038                  SEC file number 811-6223